UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      January 23, 2003 ( January 22, 2003)

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                         Commission File Number: 1-9982

                             BAYOU STEEL CORPORATION
             (Exact name of registrant as specified in its charter)

                Delaware                                72-1125783
        (State of Incorporation)           (I.R.S. Employer Identification No.)

            138 Highway 3217
              P.O. Box 5000
           LaPlace, Louisiana                             70069
(Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (985) 652-4900

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report

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Item 3. Bankruptcy or Receivership

      On January 22, 2003, Bayou Steel Corporation and its subsidiaries filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code. The petition requesting an order for relief was filed in United States Bankruptcy Court, Northern District of Texas, Dallas Division, where the case is now pending before The Honorable Barbara Houser (Case No. 03.30816). Bayou Steel intends to continue operations while the reorganization plan is developed.

      A copy of the press release issued by Bayou Steel Corporation on January 23, 2003 relating to the voluntary Chapter 11 petition is attached hereto as an exhibit.

Item 7. Exhibits

      (c)   Exhibits

            News Release dated January 23, 2003, announcing the filing of a voluntary Chapter 11 petition by Bayou Steel.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAYOU STEEL CORPORATION
      (Registrant)


By /s/ Richard J. Gonzalez
   ----------------------------------------
   Richard J. Gonzalez,
   Vice President, Chief Financial Officer,
   Treasurer and Secretary

Date: January 24, 2003


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                                INDEX TO EXHIBITS

                                                                           Page
Exhibit                                                                   Number
-------                                                                   ------

 99.1           News Release dated January 23, 2003                         5


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